EXHIBIT 99.1

BOSTON SCIENTIFIC ANNOUNCES RESULTS FOR
SECOND QUARTER ENDED JUNE 30, 2006

Natick, MA (July 27, 2006) -- Boston Scientific Corporation (NYSE: BSX) today announced financial results for the second quarter ended June 30, 2006.

Highlights:

•	Acquisition of Guidant and creation of a leading cardiovascular company
•	Transforming quarter for the company, with net sales of $2.11 billion
•	Strengthened drug-eluting stent leadership, increased U.S. market share to 55 percent
•	Quarterly sequential growth in worldwide TAXUS® coronary stent sales from $633 million to $647 million, including sequential growth in U.S. sales from $419 million to $429 million
•	Reported net loss of $4.26 billion due primarily to one-time, non-cash charges related to Guidant acquisition
•	Excluding net special charges and amortization and stock compensation expense, adjusted net income of $412 million, or $0.31 per share

Net sales for the second quarter of 2006 were $2.11 billion as compared to $1.62 billion for the second quarter of 2005, an increase of 31 percent on a constant currency basis. The increase was primarily attributable to the inclusion of Guidant net sales for the period from April 21, 2006 (the acquisition date) to June 30, 2006, which approximated $474 million.

Reported net loss for the second quarter of 2006 was $4.26 billion, or $3.21 per share, on approximately 1.3 billion weighted average shares outstanding. Reported results for the second quarter of 2006 included charges (after-tax) of $4.54 billion, or $3.42 per share. These charges (after-tax) included the following:

•	$4.42 billion in purchase accounting adjustments, including a $4.18 billion non-cash charge for purchased in-process research and development costs related to Guidant acquisition
•	$96 million in charges related to the Guidant acquisition
•	$52 million in charges attributable to investment portfolio activity

Net income for the second quarter of 2005, including net charges, was $205 million, or $0.24 per diluted share, on approximately 840 million weighted average shares outstanding. Reported results for the second quarter of 2005 included net charges (after-tax) of $199 million, or $0.24 per share, which consisted primarily of purchased research and development associated with several acquisitions the Company made in 2005.

Boston Scientific Corporation / Page 2
July 27, 2006

Net income for the second quarter of 2006, excluding net charges and amortization and stock compensation expense, was $412 million, or $0.31 per share, on approximately 1.3 billion weighted average shares outstanding. Net income for the second quarter of 2005, excluding net charges and amortization and stock compensation expense, was $434 million, or $0.52 per share, on 840 million weighted average shares outstanding.

Worldwide sales of TAXUS paclitaxel-eluting coronary stent systems were $647 million for the second quarter of 2006 as compared to $663 million for the second quarter of 2005 and $633 million for the first quarter of 2006. U.S. sales of TAXUS coronary stent systems were $429 million for the second quarter of 2006 as compared to $467 million for the second quarter of 2005 and $419 million for the first quarter of 2006.

On a pro-forma basis for the full quarter - as though the Company had acquired Guidant on April 1st - worldwide CRM sales were $529 million, which includes $383 million of worldwide implantable cardioverter defibrillator (ICD) sales and $146 million of worldwide pacemaker sales. ICD sales in the U.S. were approximately $273 million and U.S. pacemaker sales were $81 million.

“The second quarter was a transforming one for Boston Scientific,” said Jim Tobin, President and Chief Executive Officer of Boston Scientific. “We are reporting revenues of more than $2 billion, and we exited the quarter with an annualized run rate approaching $9 billion in sales, as well as EBITDA before special charges and stock compensation expense, of approximately $2.9 billion. The Guidant acquisition has transformed Boston Scientific into a leading cardiovascular company and has helped to diversify and enhance our growth opportunities. While today’s results are highly impacted by one-time acquisition-related accounting adjustments, our business prospects are clearly promising. In addition, we strengthened our leadership in drug-eluting stents, increasing our U.S. market share to 55 percent, and continuing to grow sales outside the U.S. Our Neuromodulation Group also had an impressive quarter, with a 78 percent increase in sales.”

Boston Scientific officials will be discussing these and other issues with analysts on a conference call at 9:00 a.m. (ET) Thursday, July 27, 2006. The Company will webcast the call to all interested parties through its website: www.bostonscientific.com. Please see the website for details on how to access the webcast. The webcast will be available for one year on the Boston Scientific website.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

This press release contains forward-looking statements. The Company wishes to caution the reader of this press release that actual results may differ from those discussed in the forward-looking statements and may be adversely affected by, among other things, risks associated with new product development and introduction, clinical trials, regulatory approvals, competitive offerings, intellectual property, litigation, the Company’s overall business strategy, and other factors described in the Company’s filings with the Securities and Exchange Commission.

Boston Scientific Corporation / Page 3
July 27, 2006

Non-GAAP Measures

The Company discloses non-GAAP measures that exclude certain charges. These supplemental measures exclude the impact of certain charges such as purchase accounting adjustments, costs associated with acquisitions and investment portfolio activity that are highly variable and difficult to predict. The Company’s non-GAAP adjusted net income also excludes stock-based compensation expense that the Company started recording under FAS 123(R) in the first quarter of 2006. Management uses these supplemental measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business and to establish operational goals and forecasts that are used in allocating resources. Since management finds these measures to be useful, the Company believes that its investors benefit from seeing the Company’s results through the eyes of management in addition to seeing its GAAP results.

The Company recognizes that these charges can have a material impact on the Company’s cash flows and net income. Although the Company believes it is useful for investors to see its core performance free of certain charges, investors should understand that the excluded items are actual expenses that impact the cash available to the Company for other uses. To gain a complete picture of the Company’s performance, management does (and investors should) rely upon the GAAP income statement. The non-GAAP numbers focus instead upon the core business of the Company, which is only a subset, albeit a critical one, of the Company’s performance.

Readers are therefore reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that the Company’s non-GAAP information may be different from the non-GAAP information provided by other companies.

CONTACT:          Milan Kofol
508-650-8569
Investor Relations
Boston Scientific Corporation

Paul Donovan
508-650-8541
Media Relations
Boston Scientific Corporation

BOSTON SCIENTIFIC CORPORATION
GAAP RESULTS OF OPERATIONS (SECOND QUARTER)
(Unaudited)

	Three Months Ended
	June 30,
In millions, except per share data	2006	2005

Net sales	$2,110	$1,617
Cost of products sold	677	357
Gross profit	1,433	1,260

Selling, general and administrative expenses	728	471
Research and development expenses	283	166
Royalty expense	65	58
Amortization expense	165	36
Purchased research and development	4,117	203
	5,358	934
Operating income	(3,925)	326

Other income/(expense):
Interest expense	(111)	(14)
Other, net	(150)	(1)

Income before income taxes	(4,186)	311
Income taxes	76	106

Net income	$(4,262)	$205

Net income per common share - assuming dilution	$(3.21)	$0.24

Weighted average shares outstanding - assuming dilution	1,326.8	839.9

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET INCOME AND NET INCOME PER COMMON SHARE RECONCILIATION
(Unaudited)

The Company discloses non-GAAP measures that exclude certain charges. These supplemental measures exclude the impact of certain charges such as purchase accounting adjustments, costs associated with acquisitions and investment portfolio activity that are highly variable and difficult to predict. The Company’s non-GAAP adjusted net income also excludes stock-based compensation expense that the Company started recording under FAS 123(R) in the first quarter of 2006. Management uses these supplemental measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business and to establish operational goals and forecasts that are used in allocating resources. Since management finds these measures to be useful, the Company believes that its investors benefit from seeing the Company’s results through the eyes of management in addition to seeing its GAAP results.

The Company recognizes that these charges can have a material impact on the Company’s cash flows and net income. Although the Company believes it is useful for investors to see its core performance free of certain charges, investors should understand that the excluded items are actual expenses that impact the cash available to the Company for other uses. To gain a complete picture of the Company’s performance, management does (and investors should) rely upon the GAAP income statement. The non-GAAP numbers focus instead upon the core business of the Company, which is only a subset, albeit a critical one, of the Company’s performance.

Readers are therefore reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that the Company’s non-GAAP information may be different from the non-GAAP information provided by other companies.

	Three Months Ended			Three Months Ended
	June 30, 2006			June 30, 2005
In millions, except per share data	Net income	Impact per diluted share		Net income	Impact per diluted share
GAAP results	$(4,262)	$(3.21)		$205	$0.24
Non-GAAP adjustments:
Purchase accounting adjustments	4,424	3.33		194	0.23
Merger-related and other costs	96	0.07	*	5	0.01
AAA program cancellation charges	(31)	(0.02	)*
Investment portfolio activity	52	0.04	*
Amortization and stock compensation expense	133	0.10	*	30	0.04
Adjusted results	$412	$0.31	*	$434	0.52
* Calculated by assuming option dilution of 19.8 million shares
	Three Months Ended
	June 30,
	2006	2005
Purchase accounting adjustments:
Purchased research and development	$4,184	$203
Step-up value of inventory sold (a)	185
	4,369	203
Income taxes	55	(9)
Purchase accounting adjustments, net of tax	$4,424	$194

Merger-related and other costs:
Integration and retention costs (b)	$33
Fair-value adjustment for the sharing of proceeds feature of the Abbott stock purchase (c)	87
Charitable donation (c)	5
Certain retirement benefits (d)		$17
	125	17
Income taxes	(29)	(12)
Merger-related and other costs, net of tax	$96	$5

AAA program cancellation charges:
Purchased research and development	$(67)
Facility costs and severance (e)	31
Amortization expense	23
	(13)
Income taxes	(18)
AAA program cancellation charges, net of tax	$(31)

Investment portfolio activity:
Investment portfolio activity (c)	$67
Income taxes	(15)
Investment portfolio activity, net of tax	$52

Amortization and stock compensation expense:
Amortization expense	$142	36
Stock compensation expense (f)	31	4
	173	40
Income taxes	(40)	(10)
Amortization and stock compensation expense, net of tax	$133	$30

(a) Recorded to cost of products sold
(b) Recorded $32 million to selling, general and administrative expenses and $1 million to research and development expenses
(c) Recorded to other, net
(d) Recorded to selling, general and administrative expenses
(e) Recorded to research and development expenses
(f) Recorded $23 million in 2006 to selling, general and administrative expenses, $6 million to research and development expenses and $2 million to cost of products sold; recorded $4 million in 2005 to selling, general and administrative expenses

BOSTON SCIENTIFIC CORPORATION
GAAP RESULTS OF OPERATIONS
(Unaudited)

	Six Months Ended
	June 30,
In millions, except per share data	2006	2005

Net sales	$3,730	$3,232
Cost of products sold	1,051	701
Gross profit	2,679	2,531

Selling, general and administrative expenses	1,198	902
Research and development expenses	469	325
Royalty expense	120	122
Amortization expense	203	67
Purchased research and development	4,117	276
	6,107	1,692
Operating income	(3,428)	839

Other income/(expense):
Interest expense	(148)	(37)
Other, net	(179)	3

Income before income taxes	(3,755)	805
Income taxes	175	242

Net income	$(3,930)	$563

Net income per common share - assuming dilution	$(3.66)	$0.67

Weighted average shares outstanding - assuming dilution	1,074.0	845.1

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET INCOME AND NET INCOME PER COMMON SHARE RECONCILIATION
(Unaudited)

	Six Months Ended			Six Months Ended
	June 30, 2006			June 30, 2005
In millions, except per share data	Net income	Impact per diluted share		Net income	Impact per diluted share
GAAP results	$(3,930)	$(3.66)		$563	$0.67
Non-GAAP adjustments:
Purchase accounting adjustments	4,424	4.12		267	0.32
Merger-related and other costs	96	0.09	*	5	—
AAA program cancellation charges	(31)	(0.03	)*
Investment portfolio activity	81	0.07	*
Amortization and stock compensation expense	187	0.17	*	57	0.07
Adjusted results	$827	$0.76	*	$892	1.06

* Calculated by assuming option dilution of 14.5 million shares

	Six Months Ended
	June 30,
	2006	2005
Purchase accounting adjustments:
Purchased research and development	$4,184	$276
Step-up value of inventory sold (a)	185
	4,369	276
Income taxes	55	(9)
Purchase accounting adjustments, net of tax	$4,424	$267

Merger-related and other costs:
Integration and retention costs (b)	$33
Fair-value adjustment for the sharing of proceeds feature of the Abbott stock purchase (c)	87
Charitable donation (c)	5
Certain retirement benefits (d)		$17
	125	17
Income taxes	(29)	(12)
Merger-related and other costs, net of tax	$96	$5

AAA program cancellation charges:
Purchased research and development	$(67)
Facility costs and severance (e)	31
Amortization expense	23
	(13)
Income taxes	(18)
AAA program cancellation charges, net of tax	$(31)

Investment portfolio activity:
Investment portfolio activity (c)	$105
Income taxes	(24)
Investment portfolio activity, net of tax	$81

Amortization and stock compensation expense:
Amortization expense	$180	$67
Stock compensation expense (f)	63	8
	243	75
Income taxes	(56)	(18)
Amortization and stock compensation expense, net of tax	$187	$57

(a) Recorded to cost of products sold
(b) Recorded $32 million to selling, general and administrative expenses and $1 million to research and development expenses
(c) Recorded to other, net
(d) Recorded to selling, general and administrative expenses
(e) Recorded to research and development expenses
(f) Recorded $43 million in 2006 to selling, general and administrative expenses, $12 million to research and development expenses and $8 million to cost of products sold; recorded $8 million in 2005 to selling, general and administrative expenses

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	December 31,
In millions	2006	2005

Assets
Current assets:
Cash, cash equivalents and short-term investments	$1,157	$848
Trade accounts receivable, net	1,519	932
Inventories	797	418
Other current assets	932	433
Total current assets	4,405	2,631

Property, plant and equipment, net	1,656	1,011
Intangible assets, net	23,748	3,735
Investments	573	594
Other assets	229	225
	$30,611	$8,196

Liabilities and Stockholders’ Equity
Current liabilities:
Borrowings due within one year	$6	$156
Accounts payable and accrued expenses	1,509	1,229
Other current liabilities	658	94
Total current liabilities	2,173	1,479

Long-term debt	8,892	1,864
Other long-term liabilities	4,660	571

Stockholders’ equity	14,886	4,282
	$30,611	$8,196

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
REGIONAL SUMMARY
(Unaudited)

	Three Months Ended
	June 30,		Change
			As Reported	Constant
In millions	2006	2005	Currency Basis	Currency Basis

DOMESTIC	$1,315	$993	32%	32%

EUROPE	431	298	45%	45%
JAPAN	149	149	0%	5%
INTER-CONTINENTAL	215	177	21%	20%
INTERNATIONAL	795	624	27%	28%

WORLDWIDE	$2,110	$1,617	30%	31%

	Six Months Ended
	June 30,		Change
			As Reported	Constant
In millions	2006	2005	Currency Basis	Currency Basis

DOMESTIC	$2,306	$1,998	15%	15%

EUROPE	745	597	25%	29%
JAPAN	283	300	(6%)	2%
INTER-CONTINENTAL	396	337	18%	16%
INTERNATIONAL	1,424	1,234	15%	19%

WORLDWIDE	$3,730	$3,232	15%	17%

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
REGIONAL SUMMARY
(Unaudited)

	Three Months Ended
	June 30,		Change
			As Reported	Constant
In millions	2006	2005	Currency Basis	Currency Basis

Interventional Cardiology	$964	$984	(2%)	(2%)
Peripheral Interventions/Vascular Surgery	168	184	(9%)	(8%)
Cardiac Rhythm Management	436	NA	—	—
Cardiac Surgery	38	NA	—	—
Electrophysiology	33	33	0%	(2%)
Neurovascular	82	70	17%	20%
CARDIOVASCULAR	1,721	1,271	35%	36%

Oncology	52	52	0%	1%
Endoscopy	189	180	5%	6%
Urology	90	81	11%	11%
ENDOSURGERY	331	313	6%	6%

NEUROMODULATION	58	33	76%	78%

WORLDWIDE	$2,110	$1,617	30%	31%

	Six Months Ended
	June 30,		Change
			As Reported	Constant
In millions	2006	2005	Currency Basis	Currency Basis

Interventional Cardiology	$1,913	$1,999	(4%)	(3%)
Peripheral Interventions/Vascular Surgery	352	361	(2%)	(1%)
Cardiac Rhythm Management	436	NA	—	—
Cardiac Surgery	38	NA	—	—
Electrophysiology	67	65	3%	4%
Neurovascular	162	139	17%	20%
CARDIOVASCULAR	2,968	2,564	16%	17%

Oncology	106	102	4%	6%
Endoscopy	369	347	6%	8%
Urology	180	153	18%	19%
ENDOSURGERY	655	602	9%	11%

NEUROMODULATION	107	66	62%	64%

WORLDWIDE	$3,730	$3,232	15%	17%